Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

In connection with the Quarterly Report on Form 10-Q of Precision Castparts Corp. (the “Company”) for the fiscal quarter ended June 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William D. Larsson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2003

/s/ W.D. Larsson
William D. Larsson
Senior Vice President and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Precision Castparts Corp. and will be retained by Precision Castparts Corp. and furnished to the Securities and Exchange Commission or its staff upon request.